FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   November 11, 2003
                                                  --------------------



                          China Food & Beverage Company
                         ------------------------------
             (Exact Name of registrant as specified in its charter)


          Nevada                         000-11734               87-0548148
----------------------------      ------------------------   ------------------
(State or other jurisdiction      (Commission File Number)   (I.R.S. Employer
    of incorporation)                                        Identification No.)


                   710 West 24th Street, Kansas City, MO 64108
                  --------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (877) 667-9377
                                                           ---------------


                                 Non Applicable
     ---------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5:   OTHER EVENTS:
          ------------

         China Food & Beverage Company, a Nevada Company, announced on November 11, 2003 the entry of a non-binding agreement in principle to acquire a majority interest in a cement plant in Jiangsu Province, People's Republic of China. The company proposes to acquire an unspecified majority position in the Xuzhou Leader Cement Company from Fairest Enterprises, Ltd. of China. Specific terms of the acquisition are still subject to negotiation. Further details of this transaction are contained in the attached and contemporaneously released Press Release of the Company.


ITEM 7:   EXHIBIT
          -------

Exhibit:  Press Release dated November 11, 2003.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CHINA FOOD & BEVERAGE CO.


                                                    /s/ James A.   Tilton
Date:   November 12, 2003                     By:   ---------------------------
                                                    Mr.   James A.   Tilton
                                                    President



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